SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                             ---------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported)  June 25, 1997



                          MERIT Securities Corporation
               (Exact name of registrant as specified in charter)


       Virginia                     03992                     54-1736551
(State or other jurisdiction      (Commission               (IRS Employer
    of incorporation)             File Number)            Identification No.)


           10900 Nuckols Road, 3rd Floor, Glen Allen, Virginia  23060
              (Address of principal executive offices)  (Zip Code)


       Registrant's telephone number, including area code (804) 967-7400

Item 1.           Changes in Control of Registrant.
                  Not Applicable.

Item 2.           Acquisition or Disposition of Assets.
                  Not Applicable.

Item 3.           Bankruptcy or Receivership.
                  Not Applicable.

Item 4.           Changes in Registrant's Certifying Accountant.
                  Not Applicable.

Item 5.           Other Events.

         On June 25, 1997, the Registrant issued $983,669,000 initial principal balance of its Collateralized Bonds, Series 9, Class A-1, Class A-2, Class A-3, Class B-1, Class B-2 and Class B-3 Bonds (the "Bonds") pursuant to the Series 9 Supplement dated as of June 1, 1997 (the "Series 9 Supplement"), attached hereto as Exhibit 4.1, to the Indenture dated as of June 1, 1997, attached as an exhibit to the Issuer's registratiion staement (the "Original Indenture" and, collectively with the Series 9 Supplement, the "Indenture"), between the Registrant and Texas Commerce Bank National Association, as trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Indenture. The Bonds were issued with the initial principal amount as set forth below. The Class Interest Rates and the Stated Maturities of the Bonds are as follows:

                          Original        Class Interest          Stated
 Designation          Principal Amount         Rate             Maturity

Class A-1 Bonds        $766,000,000            (1)         June 28, 2031
Class A-2 Bonds        $119,200,000            (1)         June 28, 2031
Class A-3 Bonds         $30,520,000            (1)         June 28, 2031
Class B-1 Bonds         $42,791,000            (2)         June 28, 2031
Class B-2 Bonds         $15,095,000            (1)         June 28, 2031
Class B-3 Bonds         $10,063,000            (1)         June 28, 2031


(1) The Class Interest Rates for the Class A-1, Class A-2, Class B-2 and Class B-3 Bonds will initially equal, subject to the Applicable Cap, the per annum rate equal to One-Month LIBOR, as determined on the applicable Floating Rate Determination Date, plus, in each case, the Applicable Spread, accrued during the applicable Accrual Period on the outstanding principal balance of the Class A-1, Class A-2, Class B-2 and Class B-3 Bonds, respectively, immediately prior to the applicable Payment Date. The Applicable Spread is initially 0.40% for the Class A-1 Bonds, 0.55% for the Class A-2 Bonds, 1.00% for the Class B-2 Bonds and 1.75% for the Class B-3 Bonds. The Applicable Cap is 10.00% per annum for the Class A-1 and Class A-2 Bonds, 10.50% per annum for the Class B-2 Bonds and 11.00% per annum for the Class B-3 Bonds. For the initial Payment Date, the Class Interest Rates per annum will be 6.0875% for the Class A-1 Bonds, 6.2375% for the Class A-2 Bonds, 6.6875% for the Class B-2 Bonds, and 7.4375% for the Class B-3 Bonds

(2) The Class Interest Rates for the Class A-3 and Class B-1 Bonds will equal, subject to a cap of 14% per annum, the per annum rate equal to the sum of (a) the per annum rate, subject to a cap of 10.00%, equal to

         One-Month LIBOR, as determined on the applicable Floating Rate Determination Date, plus 0.55% for the Class A-3 Bonds and 0.65% for the Class B-1 Bonds (1.05% and 1.15%, respectively, if the Issuer does not exercise its option to redeem the Bonds when first permitted to do
         so), accrued during the applicable Accrual Period on the outstanding principal balance of the Class A-3 and Class B-1 Bonds, respectively, immediately prior to the applicable Payment Date and (b) the excess of
         (i) twelve times the amount of interest at the per annum rate equal to the excess of (x) the weighted average (by principal balance) of the Net Rates on the Loans over (y) the weighted average (by principal balance) of the Class Interest Rates on the Bonds (calculated, in the case of the Class A-3 and Class B-1 Bonds, solely by reference to clause (a) above) applicable to such Payment Date, accrued during the applicable Accrual Period on a notional principal balance equal to the aggregate outstanding principal balance of the Bonds immediately prior to such Payment Date over (ii) the sum of the Interest Carryover Amounts for all Classes of Bonds for the prior Payment Date, divided by
         (iii) the sum of the outstanding principal balances of the Class A-3 and Class B-1 Bonds immediately prior to such Payment Date

         As security for the Bonds, the Registrant pledged a pool of conventional, one- to four-family, fully amortizing first lien mortgage loans and manufactured housing installment sales contracts to the Trustee pursuant to the Indenture. The Mortgage Loans were purchased by the Registrant in a privately-negotiated transaction with Issuer Holding Corp. ("IHC") pursuant to a Sales Agreement dated June 20, 1997, between the Registrant and IHC.

         The Class A-1, Class A-2 and Class B-2 Bonds have been sold by the Registrant to Lehman Brothers Inc. and Wheat, First Securities, Inc. (the "Underwriters") pursuant to an Underwriting Agreement dated as of June 20, 1997, between the Underwriters, and the Registrant and IHC. The Class A-3 and Class B-1 Bonds have been sold by the Registrant to MSC I, L.P., a Virginia limited partnership ("MSC"), pursuant to a Purchase Agreement dated as of June 20, 1997, between MSC and the Registrant. The Issuer has retained the Class B-3 Bonds.

         The description of the Collateral pledged to the Trustee pursuant to the Series 9 Supplement begins on the following page. The amounts contained in the following tables have been rounded to the nearest dollar amount or percentage, as applicable. Asterisks (*) in the following tables indicate values between 0.0% and 0.5%.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          4.1 Series 9 Supplement dated as of June 1, 1997 to Indenture dated as of November 1, 1994 by and between MERIT Securities Corporation, as Issuer and Texas Commerce Bank National Association, as Trustee.

1)  Current Scheduled Principal Balance
Current Scheduled                                Percent of Scheduled
Principal Balances ($)                           Principal Balance (%)
----------------------                           ---------------------
1-100,000                                              11%
100,001-150,000                                         3%
150,001-203,150                                         4%
203,151-250,000                                        11%
250,001-300,000                                        12%
300,001-350,000                                         9%
350,001-400,000                                         8%
400,001-450,000                                         5%
450,001-500,000                                         5%
500,001-550,000                                         3%
550,001-600,000                                         5%
600,001-650,000                                         5%
650,001-700,000                                         2%
700,001-800,000                                         3%
800,001-900,000                                         3%
900,001-1,000,000                                       6%
1,000,001-2,000,000                                     5%
2,000,001-3,300,000                                     1%
           Totals:                                    100%

The average Scheduled Principal Balance for the Loans is $191,329.
The maximum Scheduled Principal Balance of the Loans is approximately $3,300,000.
The minimum Scheduled Principal Balance of the Mortgage Loans is approximately $2,804. .



2) Gross Margin on Arm Mortgage Loans
                                                     Percent of Scheduled
Gross Margins (%)                                    Principal Balance (%)
-----------------                                    ---------------------
 .000-1.749                                                        *
1.750-2.749                                                      29%
2.750-2.999                                                      50%
3.00-3.249                                                       19%
3.250-3.499                                                       *
3.500-3.749                                                       *
3.750-4.501                                                       1%
4.500-5.999                                                       1%
               Totals:                                          100%

The weighted average Gross Margin of the ARM Loans is approximately 2.61% per annum.



3) Current Note Rates
                                 Percent of Scheduled
Current Note Rate (%)            Principal Balance (%)
---------------------            ---------------------
4.375-5.999                                5%
6.00-6.249                                 5%
6.250-6.499                                9%
6.500-6.749                               11%
6.750-6.999                               17%
7.000-7.249                                9%
7.250-7.499                                3%
7.5-7.7499                                 7%
7.750-7.999                                5%
8.00-8.249                                 1%
8.250-8.499                               11%
8.500-8.749                                6%
8.750-8.999                                3%
9.000-11.249                               6%
11.250-13.499                              1%
         Totals:                         100%

The weighted average current Note Rate of the Loans is approximately 7.39% per annum.
The weighted average current Note Rate of the Fixed Loans and the ARM Loans is approximately 9.78% and 7.16% per annum, respectively.


4) Remaining Term to Stated Maturity
                                                       Percent of Scheduled
Remaining Term (Months)                                Principal Balance (%)
-----------------------                                ---------------------
0-320                                                             19%
321-325                                                            6%
326-330                                                            2%
331-335                                                            3%
336-340                                                            2%
341-345                                                            4%
346-350                                                           16%
351-355                                                           44%
356-360                                                            4%
              Totals:                                            100%

The weighted average remaining term to stated Maturity of the Loans is approximately 333 months.




5) Loan-to-Value given effect of additional Collateral (1)
Loan-to-Value given                                 Percent of Scheduled
effect of additional Collateral                     Principal Balance (%)
-------------------------------                     ---------------------
50.00-below                                                 10%
50.01-55.00                                                  3%
55.01-60.00                                                  4%
60.01-65.00                                                  7%
65.01-70.00                                                  9%
70.01-75.00                                                 15%
75.01-80.00                                                 35%
80.01-85.00                                                  2%
85.01-90.00                                                  9%
90.01-100.00                                                 6%

                            Totals:                        100%

The weighted average Loan-to-Value given effect of additioanl Collateral is approximately 73%



6) State Distribution
                                                             Percent of Scheduled
   State                                                     Principal Balance (%)
   -----                                                     ---------------------
California                                                             49%
Massachusetts                                                           6%
Michigan                                                                5%
New York                                                                4%
Colorodo                                                                4%
Illinois                                                                3%
Pennsylvania                                                            3%
Georgia                                                                 2%
Texas                                                                   2%
Florida                                                                 2%
North Carolina                                                          2%
Virginia                                                                2%
Maryland                                                                2%
South Carolina                                                          2%
Washington                                                              2%
Connecticut                                                             2%
Others*                                                                10%
              Totals:                                                 100%
                            *Others Includes


Alabama, Alaska, Arizona, Arkansas, Delaware, Hawaii, Idaho, Indiana, , Kansas, Kentucky,
Louisiana, Maine, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada
New Hampshire,New Jersey,New Mexico, Ohio,Oklahoma, Oregon, Rhode Island, South Dakota,
Tennessee,Utah,Washington DC,West Virginia, Wisconsin, Wyoming

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

June 25, 1997
                                            MERIT SECURITIES CORPORATION

                                            By:  /s/Lisa R. Cooke
                                                 -----------------
                                                 Lisa R. Cooke, Vice President

                                 EXHIBIT INDEX


Exhibit No.                               Description

4.1 Series 9 Supplement dated as of June 1, 1997 to Indenture dated as of November 1, 1994 by and between MERIT Securities Corporation, as Issuer and Texas Commerce Bank National Association, as Trustee.